LORD ABBETT SECURITIES TRUST
Lord Abbett All Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Value Opportunities Fund

Supplement dated September 14, 2007 to the
Prospectus dated March 1, 2007
(Class Y Shares)

1.              The following paragraph and sidebars supplement the sections of the Prospectus titled “The Funds – International Core Equity Fund – Principal Strategy” and “The Funds – International Opportunities Fund – Principal Strategy”:

The Fund may, but is not required to, use derivatives, for risk management purposes or as part of the Fund’s investment strategies. Examples of derivatives include options, futures, forward contracts (including forward foreign currency contracts) and swap transactions (including, but not limited to, interest rate and credit default swaps), as well as options on these types of transactions. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments or to obtain exposure to certain markets or individual stocks. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to “cover” the Fund’s obligations relating to such transactions.

Sidebar:  Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

2.              The following paragraph replaces the first paragraph in the sections of the Prospectus titled “The Funds – International Core Equity Fund – Main Risks” and “The Funds – International Opportunities Fund – Main Risks”:

The main risks of the Fund include the risks of investing in equity markets in foreign countries, the risks of investing in derivatives, liquidity risk, and the risks from leverage.

3.              The following paragraphs are added immediately prior to the last paragraph of the section of the Prospectus titled “The Funds – International Core Equity Fund – Main Risks” and “The Funds – International Opportunities Fund – Main Risks”:

Derivatives. The risks associated with derivatives may be different and greater than the risks associated with directly investing in securities and other instruments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivatives may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer. See also “Additional Investment Information” for further information concerning foreign currency-related transactions, futures contracts and related options, listed options on securities and swaps and similar transactions.

Liquidity. The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market or credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price.

Leverage. Certain of the Fund’s derivative transactions may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to “cover” its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

4.              The following subsections are added in alphabetical order to the section of the Prospectus titled “The Funds – Additional Investment Information”:

Derivatives. The Funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks or, in the case of the International Core Equity Fund and International Opportunities Fund, to increase potential returns. To the extent described herein, a Fund may use derivatives as a substitute for investing directly in securities and currencies, as part of a hedging strategy, or for other purposes related to the management of the Fund. The risks associated with derivatives, such as forward contracts, futures and options, may be different and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Whether a Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, a Fund’s performance could suffer.

Foreign Currency Transactions. In accordance with their investment objectives and policies, the Funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts (a type of forward contract) and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a security, currency or other financial instrument at a future date, at a price established in the contract. Forward contracts also may be structured for cash settlement, rather than physical delivery. The Funds may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Funds to lock in a specified exchange rate for a period of time. They may also be used to increase the Funds’ exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Funds’ exposure to foreign currency fluctuations from one country to another.

In the case of the Funds’ currency-related transactions, their use involves the risk that Lord Abbett will not accurately predict currency movements, and the Funds’ return could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Funds which are denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. The International Core Equity Fund and International Opportunities Fund also may enter into such transactions as a substitute for taking a position in an underlying asset or to increase returns. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market (“OTC”). The Funds are not registered as, nor are they subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Leverage. Certain of the Funds’ transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in a Fund by magnifying the effect of changes in the value of a Fund’s holdings. The use of leverage may cause investors in a Fund to lose more money in adverse environments than would have been the case in the absence of leverage. A Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. There is no assurance that a Fund will be able to employ leverage successfully.

Liquidity. Each Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower a Fund’s returns since a Fund may be unable to sell these securities at its desired time or price.

Options. Each Fund may purchase call and put options and write (i.e. sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, a Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Funds also may enter into over-the-counter (“OTC”) options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Funds of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds’ assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Swap and Similar Transactions. Each of the International Core Equity Fund and International Opportunities Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. A Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.